8. TRADE AND OTHER ACCOUNTS RECEIVABLES, NET (Details) - CLP ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Trade And Other Accounts Receivables Net Details
Trade receivables net, current	$ 163,651,643	$ 157,879,383
Other accounts receivable, net, current	23,770,793	22,453,279
Total current debtors	187,422,436	180,332,662
Non-current receivables	742,414	4,624,317
Total non-current debtors	742,414	4,624,317
Total debtors	$ 188,164,850	$ 184,956,979